Exhibit 10.1

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER	RATING
UNDER DPAS (15 CFR 350)	D0-C9
2. CONTRACT (Proc. Inst. Indent.) NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
W9113M-08-C-0028	2 Jan 2008

5. ISSUED BY	CODE W9113M	6. ADMINISTERED BY (If other than Item 5)	CODE
US ARMY SPACE & MISSILE DEFENSE COMMAND SMDC-RDCM PO BOX 1500 HUNTSVILLE AL 35807-3801

7. NAME AND ADDRESS OF CONTRACTOR (No, street, city, county, State and Zip Code)	8. DELIVERY

OSIRIS THERAPEUTICS, INC 7015 ALBERT EINSTEIN DRIVE COLUMBIA MD 21046-1707	☐ FOB ORIGIN	☒ OTHER (See below
9. DISCOUNT FOR PROMPT PAYMENT Net 30

CODE 06JU9	FACILITY CODE	10. SUBMIT INVOICES (4 copies unless other- wise specified) TO THE ADDRESS SHOWN IN:	ITEM G

11. SHIP TO/MARK FOR	CODE	12. PAYMENT WILL BE MADE BY	CODE	HQ0302
See Schedule	DFAS-ROME DFAS-RO-A, 325 BROOKS ROAD PHONE 800-553-0527 ROME NY 13441-4527

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETION:	14. ACCOUNTING AND APPROPRIATION DATA
☐ 10 U.S.C. 2304(c) ( )	☐ 41 U.S.C. 253(c) ( )	See Schedule

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

SEE SCHEDULE

15G. TOTAL AMOUNT OF CONTRACT	$4,253,390.80

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1-3	☒	I	CONTRACT CLAUSES	19-25
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	4-10	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	11	☒	J	LIST OF ATTACHMENTS	26
☒	D	PACKAGING AND MARKING	12		PART IV REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	13	K		REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
☒	F	DELIVERIES OR PERFORMANCE	14-15
☒	G	CONTRACT ADMINISTRATION DATA	16	L		INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	17-18	M		EVALUATION FACTORS FORAWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒  CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required in sign this document and return                 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth of otherwise identified above and on any continustion sheets for the consideration stated herain. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein)

18. ☐ AWARD (Contractor is not required to sign this document) Your offer on solicitation Number                        including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award the consummates which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Typs or print)			20A. NAME OF CONTRACTING OFFICER
C. Randal Mills, President			LYNN M. SELFRIDGE

19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED
BY	/s/ C. Randal Mills	12/31/07	BY	/s/ Lynn M. Selfridge	1/3/08
	(Signature of person authorized to sign)			(Signature of Contracting Officer
NSN 7540-01-152-8069 PREVIOUS EDITION UNUSABLE		26-107		STANDARD FORM 26 (REV. 4-85 Presented by GSA FAR (46 CFR 53.214(a)	USAPPCV 1.00

1

W9113M-08-C-0028

Section A - Solicitation/Contract Form

CONTINUATION OF FORM 26

Award is hereby made for the Development and Delivery of an FDA Approved Medical Radiation Countermeasure (MRC) product.

The Osiris Therapeutics Inc. proposal dated August 10, 2007 as revised on September 6, 2007, is incorporated into contract No. W9113M-08-C-0028 with the following revisions.

1.                    Contract Data Requirements List (CDRL) A001, A003, A004 and A008 are requirements associated with SLINs 0001A and 0001AB, not 0001AD. Costs associated with these CDRLs are removed from option SLIN 0001AD and added into SLINs 0001AA and option 0001AB as shown in Section B.

2.                    SubCLINs (SLINs) 0004AA-0004AB are hereby decreased to a quantity of 5,000 each, and SubCLINs 0004AC, and 0004AD are hereby added with a quantity of 5,000 each. Prior to the first exercise of these optional line items, the Government reserves the right to renegotiate with Osiris the $10,000 unit price for these optional line items at a price not to exceed (i) $10,000 or (ii) the lowest “most favored end user customer” commercial price (including consideration of any discount or rebate arrangement) at the time of negotiation; whichever is lower. If at any time any of these options are exercised the product is commercially available to the public (as defined by FAR part 2.101), the price shall not exceed the (i) the lowest “most favored end user customer” commercial price paid or offered within 6 months of the option exercise or (ii) $10,000; whichever is lower.

3.                    All costs identified through the revised proposal of September 6, 2007, include any costs that are a result of the Osiris and Genzyme collaborative agreement.

4.                    Osiris Therapeutics Inc.’s shall implement all recommendations as identified in DCAA Audit Report No. 6311-2007D17740064, within 3 months of contract award to have a fully compliant accounting system audited by the DCAA and approved by the assigned ACO. If at the end of the 3 months, Osiris has failed to fulfill this requirement, the Government shall suspend acceptance of additional vouchers until the requirements are completed.

5.                    CLIN 0002 is removed.

6.                    Section E. Inspection/Acceptance terms have been added.

7.                    Section F. Manpower Reporting requirement is removed.

8.                    Section H. Unamed clause after 52.234-4 is removed.

9.                    Section I.

                                                The following clauses are added by reference:

                                                52.211-5, Material Requirements (Aug 2000)

                                                52.232-1, Payments - Fixed Price (Apr 1984)

                                                52.242-15, Stop Work Order (Aug 1989)

                                                The following clauses are incorporated by full text:

                                                52.217-6, Option for Increased Quantity (Mar 1989)

                                                252.211-7003, Item Identification and Valuation (Jun 2005)

                                                The following clauses are revised to include the most current version:

                                                52.203-6 (Sep 2006)

                                                52.204-7 (Jul 2006)

W9113M-08-C-0028

                                                52.209-6 (Sep 2006)

                                                52.222-26 (Mar 2007)

                                                52.222-35 (Sep 2006)

                                                52.244-6 (Mar 2007)

                                                252.209-7004 (Dec 2006)

                                                252.244-7000 (Jan 2007)

                                                The following clauses are deleted:

                                                52.230-2

                                                52.225-5 DEV

                                                10. Section J:

                                                CDRLs A001-A008 are corrected to include the correct Contract Line Item Number.

W9113M-08-C-0028

                Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001
	MRC Development and Delivery
	CPIF
	(Information CLIN only)
	FOB: Destination

				TARGET COST	$0.00

				TARGET FEE	$0.00

				TOTAL TGT COST+ FEE	$0.00

				MINIMUM FEE	$0.00

				MAXIMUM FEE	$0.00

				SHARE RATIO ABOVE TARGET

				SHARE RATIO BELOW TARGET

W9113M-08-C-0028

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AA
CPIF

Technology Development phase of the Advanced Development, Demonstration, and Delivery of a FDA-Approved therapeutic Medical Radiation Countermeasure (MRC) product in accordance with the contractor’s Statement of Work (SOW) dated August 10, 2007. (As provided in response to the Government’s Statement of Objectives (SOO) located as an attachment to Section J generally, and the activities described in paragraph C.3.1 of the SOO specifically) to include delivery to the Government of, at a minimum, one dose of an Investigational New Drug (IND) that has 1) successfully undergone Phase 1 safety testing acceptable for a therapeutic MRC indication and 2) has received FDA authorization to proceed and is not subject to a clinical hold, and 3) has successfully completed two years of International Conference on Harmonisation-compliant stability testing, and 4) has undergone all other work specified in the Contractor’s SOW.

FOB: Destination
TARGET COST	$3,866,719.00

TARGET FEE	$386,671.80

TOTAL TGT COST+ FEE	$4,253,390.80

MINIMUM FEE	$0.00

MAXIMUM FEE	$773,343.78

SHARE RATIO ABOVE TARGET	70/30

SHARE RATIO BELOW TARGET	70/30

ACRN AA	$4,253,390.80
CIN: 000000000000000000000000000000

W9113M-08-C-0028

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AA
OPTION

	CPIF

System Development and Demonstration phase of the Advanced Development, Demonstration, and Delivery of a FDA-Approved therapeutic MRC product in accordance with the Contractor’s Statement of Work (SOW) dated August 10, 2007. (As provided in response to the Governments Statement of Objectives (SOO) located as an attacment to Section J generally, and the activities described in paragraph C.3.2 of the SOO specifically), to include delivery to the Government of, at a minimum, one dose of the FDA-approved MRC.

	FOB: Destination

		TARGET COST		$16,815,380.00

		TARGET FEE		$1,681,538.00

		TOTAL TGT COST+ FEE		$18,496,918.00

		MINIMUM FEE		$0.00

		MAXIMUM FEE		$3,363,076.00

		SHARE RATIO ABOVE TARGET		70/30

		SHARE RATIO BELOW TARGET		70/30

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC
OPTION

	CPIF
	Implementation of an Earned Value Management (EVM) System in accordance
	with DFARS 252.242-7002.
	FOB: Destination

		TARGET COST		$241,229.00

		TARGET FEE		$24,123.00

		TOTAL TGT COST+ FEE		$265,352.00

		MINIMUM FEE		$0.00

		MAXIMUM FEE		$48,246.00

		SHARE RATIO ABOVE TARGET		70/30

		SHARE RATIO BELOW TARGET		70/30

W9113M-08-C-0028

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AD
OPTION

CPIF
Monthly Contract Performance Report in accordance with the relevant DD Form 1423, Contract Data Requirement List (CDRL). See Exhibit A005, attached in Section J.
FOB: Destination

TARGET COST	$801,485.00

TARGET FEE	$80,149.20

TOTAL TGT COST+ FEE	$881,634.20

MINIMUM FEE	$0.00

MAXIMUM FEE	$160,297.00

SHARE RATIO ABOVE TARGET	70/30

SHARE RATIO BELOW TARGET	70/30

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AE
OPTION

CPIF
Quarterly Contract Funding Status Report in accordance with the relevant DD Form 1423, Exhibit A002 attached in Section J.
FOB: Destination

TARGET COST	$407,345.00

TARGET FEE	$40,734.00

TOTAL TGT COST+ FEE	$448,079.00

MINIMUM FEE	$0.00

MAXIMUM FEE	$81,469.00

SHARE RATIO ABOVE TARGET	70/30

SHARE RATIO BELOW TARGET	70/30

W9113M-08-C-0028

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AF
OPTION

	CPIF
	Technical Data Package to be delivered after FDA approval of MRC
	FOB: Destination

				TARGET COST	$190,582.00

				TARGET FEE	$19,058.00

				TOTAL TGT COST+ FEE	$209,640.00

				MINIMUM FEE	$0.00

				MAXIMUM FEE	$38,116.00

				SHARE RATIO ABOVE TARGET	70/30

				SHARE RATIO BELOW TARGET	70/30

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003		1	Lot	$116,610.00	$116,610.00
OPTION
	FFP
	Drug Master File. Exercised at Milestone B and shall be completed no later than
	90 days once the option is exercised.
	FOB: Destination

				NET AMT	$116,610.00

W9113M-08-C-0028

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004
OPTION	Production End Items
	FFP
	HOSPITAL-BASED Medical Radiation Countermeasure (MRC): An MRC
	suitable for delayed administration after diagnosis of the GI syndrome of ARS is
	made and used at medical treatment facilities in the battle space and the sustaining
	base, and under the supervision of a Physician. (SubCLINS 0004AA through
	0004AD below).

	(Information CLIN Only)

	FOB: Destination

				NET AMT	$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AA		5,000	Each	$10,000.00	$50,000,000.00
OPTION
	HOSPITAL-BASED MRC
	FFP
	5,000 TED
	FOB: Destination

				NET AMT	$50,000,000.00

W9113M-08-C-0028

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AB		5,000	Each	$10,000.00	$50,000,000.00
OPTION
	HOSPITAL-BASED MRC
	FFP
	5,000 TED
	FOB: Destination

				NET AMT	$50,000,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AC		5,000	Each	$10,000.00	$50,000,000.00
OPTION
	HOSPITAL-BASED MRC
	FFP
	5,000 TED
	FOB: Destination

				NET AMT	$50,000,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AD		5,000	Each	$10,000.00	$50,000,000.00
OPTION
	HOSPITAL-BASED MRC
	FFP
	5,000 TED
	FOB: Destination

				NET AMT	$50,000,000.00

W9113M-08-C-0028

Section C - Descriptions and Specifications

SECTION C

Contractor’s Statement of Work (SOW). See Section J, List of Attachments, in response to Government’s Statement of Objectives (SOO).

W9113M-08-C-0028

Section D - Packaging and Marking

SECTION D

Packaging and Marking shall be in accordance with the Contractor’s Statement of Work, as provided in response to the Government’s Statement of Objectives (SOO).

W9113M-08-C-0028

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

All Supplies/services will be inspected/accepted by the government at Destination.

CLAUSES INCORPORATED BY REFERENCE

52.246-2	Inspection Of Supplies-Fixed Price	AUG 1996
52.246-3	Inspection Of Supplies Cost-Reimbursement	MAY 2001
52.246-8	Inspection Of Research And Development Cost Reimbursement	MAY 2001
52.246-16	Responsibility For Supplies	APR 1984
252.246-7000	Material Inspection And Receiving Report	MAR 2003

W9113M-08-C-0028

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	N/A	N/A	N/A	N/A

0001AA	5 yrs after Award	N/A	JPM-MITS	N/A
64 Thomas Johnson Drive
Frederick, MD 21702

0001AB	5 yrs after option is exercised	N/A	Same as above	N/A

0001AC	Implemented 6 mos of option exercised	N/A	Same as above	N/A

0001AD	Monthly after option exercised	N/A	Same as above	N/A

0001AE	Quarterly after option exercised	N/A	Same as above	N/A

0001AF	One yr after option is exercised	N/A	Same as above	N/A

0003	90 days after option is exercised	N/A	Same as above	N/A

0004	N/A	N/A	Same as above	N/A

0004AA	Within 6 mos of exercise of option	5,000	Same as above	N/A

0004AB	Within 6 mos of exercise of option	5,000	Same as above	N/A

0004AC	Within 6 mos of exercise of option	5,000	Same as above	N/A

0004AD	Within 6 mos of exercise of option	5,000	Same as above	N/A

CLASSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.242-15 Alt I	Stop-Work Order (Aug 1989) - Alternate I	APR 1984

W9113M-08-C-0028

52.247-34	F.O.B. Destination	NOV 1991

W9113M-08-C-0028

Section G - Contract Administration Data

PAYMENT/INVOICING

In accordance with DFARS Clause 252.232-7003, Electronic Submission of Payment Requests, the contractor shall submit invoices electronically. A copy of the invoice shall be submitted to the Contracting Officer’s Representative (COR) listed below to facilitate the process for payment. Payment shall be made by the Defense Finance and Accounting Office, upon acceptance by the COR.

Government Point of Contact:

US Army Space & Missile Defense Command

Attn: SMDC-RDCM-SB/Sandra O’Connell

64 Thomas Johnson Drive

Frederick, MD 21702

(301)619-2895

sandra.oconnell@us.army.mil

Contracting Officer’s Representative

MAJ Eric Wagar

64 Thomas Johnson Drive

Frederick, MD 21702

(301)619-8424

eric.wagar@us.army.mil

ACCOUNTING AND APPROPRIATION DATA

AA: 977040026017Y5YCM406038BP000255Y12YMMRW90GXK72270154YMMR12044008

AMOUNT: $4,253,390.80

CIN 000000000000000000000000000000: $4,253,390.80

W9113M-08-C-0028

Section H - Special Contract Requirements

SPECIAL REQUIREMENT

“The Sponsor shall seek permission from the FDA to re-label and use consistency lot product as FDA-approved product and if allowed by the FDA, the Government reserves the option to apply these doses in the fulfillment of the production quantities to be obtained under the optional production SUBCLIN(s) with the right to obtain a pro rata reduction in price under the exercised production SUBCLIN(s) (taking into account the number of individual doses per TED) using the effective unit price bid under the exercised production SUBCLIN(s) as designated by the Government for the purposes of this special provision.”

CLAUSES INCORPORATED BY FULL TEXT

52.234-4   EARNED VALUE MANAGEMENT SYSTEM (JUL 2006)

(a) The Contractor shall use an earned value management system (EVMS) that has been determined by the Cognizant Federal Agency (CFA) to be compliant with the guidelines in ANSI/EIA Standard - 748 (current version at the time of award) to manage this contract. If the Contractor’s current EVMS has not been determined compliant at the time of award, see paragraph (b) of this clause. The Contractor shall submit reports in accordance with the requirements of this contract.

(b) If, at the time of award, the Contractor’s EVM System has not been determined by the CFA as complying with EVMS guidelines or the Contractor does not have an existing cost/schedule control system that is compliant with the guidelines in ANSI/EIA Standard - 748 (current version at time of award), the Contractor shall—

(1) Apply the current system to the contract; and

(2) Take necessary actions to meet the milestones in the Contractor’s EVMS plan approved by the Contracting Officer.

(c) The Government will conduct an Integrated Baseline Review (IBR). If a pre-award IBR has not been conducted, a post award IBR shall be conducted as early as practicable after contract award.

(d) The Contracting Officer may require an IBR at-

(1) Exercise of significant options; or

(2) Incorporation of major modifications.

(e) Unless a waiver is granted by the CFA, Contractor proposed EVMS changes require approval of the CFA prior to implementation. The CFA will advise the Contractor of the acceptability of such changes within 30 calendar days after receipt of the notice of proposed changes from the Contractor. If the advance approval requirements are waived by the CFA, the Contractor shall disclose EVMS changes to the CFA at least 14 calendar days prior to the effective date of implementation.

(f) The Contractor shall provide access to all pertinent records and data requested by the Contracting Officer or a duly authorized representative as necessary to permit Government surveillance to ensure that the EVMS conforms, and continues to conform, with the performance criteria referenced in paragraph (a) of this clause.

(g) The Contractor shall require the subcontractors specified below to comply with the requirements of this clause: (Insert list of applicable subcontractors.)

W9113M-08-C-0028

---------------------------

---------------------------

---------------------------

(End of clause)

W9113M-08-C-0028

Section 1 - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2005
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	JUL 2006
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.211-5	Material Requirements	AUG 2000
52.215-2	Audit and Records—Negotiation	JUN 1999
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-11	Price Reduction for Defective Cost or Pricing Data—Modifications	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	OCT 2004
52.215-19	Notification of Ownership Changes	OCT 1997
52.219-6	Notice Of Total Small Business Set-Aside	JUN 2003
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.219-14	Limitations On Subcontracting	DEC 1996
52.222-3	Convict Labor	JUN 2003
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.223-6	Drug-Free Workplace	MAY 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.225-13	Restrictions on Certain Foreign Purchases	FEB 2006
52.227-11	Patent Rights—Retention By The Contractor (Short Form)	JUN 1997
52.227-14	Rights in Data—General	JUN 1987
52.227-23	Rights to Proposal Data (Technical)	JUN 1987
52.228-7	Insurance—Liability To Third Persons	MAR 1996
52.232-1	Payments	APR 1984
52.232-17	Interest	JUN 1996
52.232-20	Limitation of Cost	APR 1984
52.232-23 Alt I	Assignment of Claims (Jan 1986) - Alternate I	APR 1984
52.232-25	Prompt Payment	OCT 2003
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001

W9113M-08-C-0028

52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.243-1 Alt V	Changes--Fixed Price (Aug 1987) - Alternate V	APR 1984
52.243-2	Changes--Cost Reimbursement	AUG 1987
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	MAR 2007
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	NOV 2003
252209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.211-7003	Item Identification and Valuation	JUN 2005
252.215-7000	Pricing Adjustments	DEC 1991
252.232-7003	Electronic Submission of Payment Requests	MAR 2007
252.235-7010	Acknowledgment of Support and Disclaimer	MAY 1995
252.235-7011	Final Scientific or Technical Report	NOV 2004
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	JAN 2007
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.216-7   ALLOWABlE COST AND PAYMENT (DEC 2002)

(a) Invoicing.

(I) The Government will make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) subpart 31.2 in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

(2) Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25.

(3) The designated payment office will make interim payments for contract financing on the 30th (Contracting Officer insert day as prescribed by agency head; if not prescribed, insert “30th”) day after the designated billing office receives a proper payment request.

In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

W9113M-08-C-0028

(b) Reimbursing costs. (1) For the purpose of reimbursing allowable costs (except as provided in subparagraph (b)(2) of the clause, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term “costs” includes only—

(i) Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(ii) When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for—

(A) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made—

(1) In accordance with the terms and conditions of a subcontract or invoice; and

(2) Ordinarily within 30 days of the submission of the Contractor’s payment request to the Government;

(B) Materials issued from the Contractor’s inventory and placed in the production process for use on the contract;

(C) Direct labor;

(D) Direct travel;

(E) Other direct in-house costs; and

(F) Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

(iii) The amount of financing payments that have been paid by cash, check, or other forms of payment to subcontractors.

(2) Accrued costs of Contractor contributions under employee pension plans shall be excluded until actually paid unless—

(i) The Contractor’s practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii) The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractor’s indirect costs for payment purposes).

(3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

(4) Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractor’s expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

(c) Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

(d) Final indirect cost rates. (1) Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

W9113M-08-C-0028

(2)(i) The Contractor shall submit an adequate final indirect cost rate proposal to the Contracting Officer (or cognizant Federal agency official) and auditor within the 6-month period following the expiration of each of its fiscal years. Reasonable extensions, for exceptional circumstances only, may be requested in writing by the Contractor and granted in writing by the Contracting Officer. The Contractor shall support its proposal with adequate supporting data.

(ii) The proposed rates shall be based on the Contractor’s actual cost experience for that period. The appropriate Government representative and the Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractor’s proposal.

(3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify (i) the agreed-upon final annual indirect cost rates, (ii) the bases to which the rates apply, (iii) the periods for which the rates apply, (iv) any specific indirect cost items treated as direct costs in the settlement, and (v) the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates. The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.

(4) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

(5) Within 120 days (or longer period if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates for all years of a physically complete contract, the Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates.

(6)(i) If the Contractor fails to submit a completion invoice or voucher within the time specified in paragraph (d)(5) of this clause, the Contracting Officer may—

(A) Determine the amounts due to the Contractor under the contract; and

(B) Record this determination in a unilateral modification to the contract.

(ii) This determination constitutes the final decision of the Contracting Officer in accordance with the Disputes clause.

(e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates—

(1) Shall be the anticipated final rates; and

(2) May be prospectively or retroactively revised by mutual agreement, at either party’s request, to prevent substantial overpayment or underpayment.

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractor’s invoices or vouchers and statements of cost audited. Any payment may be (1) Reduced by amounts found by the Contracting Officer not to constitute allowable costs or (2) Adjusted for prior overpayments or underpayments.

(h) Final payment. (1) Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with paragraph (d)(4) of this clause, and upon the Contractor’s compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

W9113M-08-C-0028

(2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver—

(i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

(ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except—

(A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

(C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractor’s indemnification of the Government against patent liability.

(End of clause)

52.216-10 INCENTIVE FEE (MAR 1997)

(a) General. The Government shall pay the Contractor for performing this contract a fee determined as provided in this contract.

(b) Target cost and target fee. The target cost and target fee specified in the Schedule are subject to adjustment if the contract is modified in accordance with paragraph (d) below.

(1) “Target cost,” as used in this contract, means the estimated cost of this contract as initially negotiated, adjusted in accordance with paragraph (d) below.

(2) “Target fee,” as used in this contract, means the fee initially negotiated on the assumption that this contract would be performed for a cost equal to the estimated cost initially negotiated, adjusted in accordance with paragraph (d) below.

(c) Withholding of payment. Normally, the Government shall pay the fee to the Contractor as specified in the Schedule. However, when the Contracting Officer considers that performance or cost indicates that the Contractor will not achieve target, the Government shall pay on the basis of an appropriate lesser fee. When the Contractor demonstrates that performance or cost clearly indicates that the Contractor will earn a fee significantly above the target fee, the Government may, at the sole discretion of the Contracting Officer, pay on the basis of an appropriate higher fee. After payment of 85 percent of the applicable fee, the Contracting Officer may withhold further payment of fee until a reserve is set aside in an amount that the Contracting Officer considers necessary to protect the Government’s interest. This reserve shall not exceed 15 percent of the applicable fee or $100,000, whichever is less. The Contracting Officer shall release 75 percent of all fee withholds under this contract after receipt of the certified

W9113M-08-C-0028

final indirect cost rate proposal covering the year of physical completion of this contract, provided the Contractor has satisfied all other contract terms and conditions, including the submission of the final patent and royalty reports, and is not delinquent in submitting final vouchers on prior years’ settlements. The Contracting Officer may release up to 90 percent of the fee withholds under this contract based on the Contractor’s past performance related to the submission and settlement of final indirect cost rate proposals.

(d) Equitable adjustments. When the work under this contract is increased or decreased by a modification to this contract or when any equitable adjustment in the target cost is authorized under any other clause, equitable adjustments in the target cost, target fee, minimum fee, and maximum fee, as appropriate, shall be stated in a supplemental agreement to this contract.

(e) Fee payable. (1) The fee payable under this contract shall be the target fee increased by 30           . [Contracting Officer insert Contractor’s participation] cents for every dollar that the total allowable cost is less than the target cost or decreased by 30 [Contracting Officer insert Contractor’s participation] cents for every dollar that the total allowable cost exceeds the target cost. In no event shall the fee be greater than 20 [Contracting Officer insert percentage] percent or less than . . . . . 0 . . . . .[Contracting Officer insert percentage] percent of the target cost.

(2) The fee shall be subject to adjustment, to the extent provided in paragraph (d) above, and within the minimum and maximum fee limitations in subparagraph (1) above, when the total allowable cost is increased or decreased as a consequence of (i) payments made under assignments or (ii) claims excepted from the release as required by paragraph (h)(2) of the Allowable Cost and Payment clause.

(3) If this contract is terminated in its entirety, the portion of the target fee payable shall not be subject to an increase or decrease as provided in this paragraph. The termination shall be accomplished in accordance with other applicable clauses of this contract.

(4) For the purpose of fee adjustment, “total allowable cost” shall not include allowable costs arising out of—

(i) Any of the causes covered by the Excusable Delays clause to the extent that they are beyond the control and without the fault or negligence of the Contractor or any subcontractor;

(ii) The taking effect, after negotiating the target cost, of a statute, court decision, written ruling, or regulation that results in the Contractor’s being required to pay or bear the burden of any tax or duty or rate increase in a tax or duty;

(iii) Any direct cost attributed to the Contractor’s involvement in litigation as required by the Contracting Officer pursuant to a clause of this contract, including furnishing evidence and information requested pursuant to the Notice and Assistance Regarding Patent and Copyright Infringement clause;

(iv) The purchase and maintenance of additional insurance not in the target cost and required by the Contracting Officer, or claims for reimbursement for liabilities to third persons pursuant to the Insurance Liability to Third Persons clause;

(v) Any claim, loss, or damage resulting from a risk for which the Contractor has been relieved of liability by the Government Property clause; or

(vi) Any claim, loss, or damage resulting from a risk defined in the contract as unusually hazardous or as a nuclear risk and against which the Government has expressly agreed to indemnify the Contractor.

(5) All other allowable costs are included in “total allowable cost” for fee adjustment in accordance with this paragraph (e), unless otherwise specifically provided in this contract.

(f) Contract modification. The total allowable cost and the adjusted fee determined as provided in this clause shall be evidenced by a modification to this contract signed by the Contractor and Contracting Officer.

W9113M-08-C-0028

(g) Inconsistencies. In the event of any language inconsistencies between this clause and provisioning documents or Government options under this contract, compensation for spare parts or other supplies and services ordered under such documents shall be determined in accordance with this clause.

(End of clause)

52.217-6 OPTION FOR INCREASED QUANTITY (MAR 1989)

The Government may increase the quantity of supplies called for in the Schedule at the unit price specified. The Contracting Officer may exercise the option by written notice to the Contractor within 60 days. Delivery of the added items shall continue at the same rate as the like items called for under the contract, unless the parties otherwise agree.

(End of clause)

52.233-4 APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM (OCT 2004)

United States law will apply to resolve any claim of breach of this contract.

(End of clause)

W9113M-08-C-0028

Section J - List of Documents, Exhibits and Other Attachments

LIST OF ATTACHMENTS

No.	Description	Date	No Pages

I	Contractor’s Statement of Work	Apr 23, 2007	15
		(with revisions dated August 10, 2007)

Exhibits — Contract Data Requirements List (CDRL) DD 1423

A001	Contractor’s Progress, Status, and Management Report
A002	Contracts Funds Status Report (CFSR)
A003	Contract Work Breakdown Structure (CWBS)
A004	Integrated Master Schedule (IMS)
A005	Contract Performance Report (CPR)
A006	Regulatory Submission File
A007	Technical Data Package (TDP)
A008	Interim Program Review MS Powerpoint Presentation

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001AA, 0001AB		B. EXHIBIT A001	C. CATEGORY: TDP TM OTHER X
D. SYSTEM/ITEM Reports			E. CONTRACT/PR NO. W9113M-08-C-0028	F. CONTRACTOR

1. DATA ITEM NO. A001	2. TITLE OF DATA ITEM Contractor’s Progress, Status and Management Report			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80227			5. CONTRACT REFERENCE C SOW paragraph C.4.4	6. REQUIRING OFFICE MITS JPMO				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
Yes	REQUIRED	Monthly	TBD		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT	a. ADDRESSEE	Draft	Final
			SUBMISSION			Reg	Repro
	No	Award Date	TBD

16. REMARKS
This report shall be submitted monthly. The Contractor’s Progress, Status, and Management Report indicates the progress of the work, status of the program and of the assigned tasks. The report shall include cost updates, and information relating to existing or potential problem areas and proposed action to resolve the problems. (A draft report is due on the first Tuesday of the month. Issues and questions from the draft report will be discussed at a teleconference to be conducted on the second Tuesday of the month. A final report, with incorporated changes, corrections, and minutes of the teleconference, are due within a week following the teleconference.)

Address to: Joint Product Manager-Medical Identification Treatment Systems
                    (JPM-MITS)
                    64 Thomas Johnson Dr.

                    Frederick, MD 21702

				MITS/COR	2	3
See address in
block 16

				15. TOTAL	2	3	0
G. PREPARED BY E. J. Wagar MAJ, U.S. Army		H. DATE 27 NOV 2007	I. APPROVED BY		J. DATE NOV 27 2007

DD FORM 1423-1, FEB 2001                                                    PREVIOUS EDITION MAY BE USED.                                                        Page          of           Pages

                                                                                                                                                                                                                                 Adobe Professional 7.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001AD		B. EXHIBIT A002	C. CATEGORY: TDP TM OTHER X
D. SYSTEM/ITEM Reports			E. CONTRACT/PR NO. W9113M-08-C-0028	F. CONTRACTOR

1. DATA ITEM NO. A002	2. TITLE OF DATA ITEM Contract Funds Status Report (CFSR)			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81468			5. CONTRACT REFERENCE C SOW paragraph C.4.5	6. REQUIRING OFFICE MITS JPMO				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
Yes	REQUIRED	Quarterly	TBD		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT	a. ADDRESSEE	Draft	Final
			SUBMISSION			Reg	Repro
	No	Award Date	TBD

16. REMARKS
A draft CFSR (DD Form 1568) is due on the first Tuesday of the first month of a fiscal year quarter (federal fiscal year begins Oct 1). Issues and questions from the draft report shall be discussed at a teleconference on the second Tuesday of the month. This teleconference may be the same as for the Contractor’s Progress, Status and Management Report, A001. A final report, with incorporated changes, corrections, and minutes of the teleconference, are due five working days following the teleconference.

Address to: Joint Product Manager-Medical Identification Treatment Systems
                    (JPM-MITS)
                    64 Thomas Johnson Dr.

                    Frederick, MD 21702

				MITS/COR	2	3
See address in
block 16

				15. TOTAL	2	3	0
G. PREPARED BY E. J. Wagar MAJ, U.S. Army		H. DATE 27 NOV 2007	I. APPROVED BY		J. DATE NOV 27 2007

DD FORM 1423-1, FEB 2001                                                    PREVIOUS EDITION MAY BE USED.                                                        Page           of           Pages

                                                                                                                                                                                                                                 Adobe Professional 7.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searcing existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001AA, 0001AB		B. EXHIBIT A003	C. CATEGORY: TDP TM OTHER X
D. SYSTEM/ITEM Reports			E. CONTRACT/PR NO. W9113M-08-C-0028	F. CONTRACTOR

1. DATA ITEM NO. A003	2. TITLE OF DATA ITEM Contract Work Breakdown Structure (CWBS)			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81334B			5. CONTRACT REFERENCE C SOW paragraph C.3.3	6. REQUIRING OFFICE MITS JPMO				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
Yes	REQUIRED	Monthly	TBD		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT	a. ADDRESSEE	Draft	Final
			SUBMISSION			Reg	Repro
	No	Award Date	TBD

16. REMARKS
The CWBS and the CWBS dictionary shall be updated quarterly. The revised CWBS and CWBS dictionary are due on the first Tuesday of the first month. Issues and questions from the CWBS will be discussed at a teleconference to be conducted on the second Tuesday of the month. This teleconference may be the same as for the Contractor’s Progress, Status and Management Report, A001. A final report, with incorporated changes, corrections, and minutes of the teleconference, are due within a week following the teleconference. The Offeror shall extend the selected CWBS elements to define the complete contract scope. The CWBS will be to a depth and breadth necessary to accurately describe the Offeror’s proposed effort, to a minimum of Level 4. The CWBS shall be structured to correlate with the Government’s Statement of Objectives.

Address to: Joint Product Manager-Medical Identification Treatment Systems
                    (JPM-MITS)
                    64 Thomas Johnson Dr.

                    Frederick, MD 21702.

				MITS/COR	2	3
See address in
block 16

				15. TOTAL	2	3	0
G. PREPARED BY E. J. Wagar MAJ, U.S. Army		H. DATE 27 NOV 2007	I. APPROVED BY		J. DATE NOV 27 2007

DD FORM 1423-1, FEB 2001                                                    PREVIOUS EDITION MAY BE USED.                                                         Page          of           Pages

                                                                                                                                                                                                                                 Adobe Professional 7.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection at information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001AA, 0001AB		B. EXHIBIT A004	C. CATEGORY: TDP TM OTHER X
D. SYSTEM/ITEM Reports			E. CONTRACT/PR NO. W9113M-08-C-0028	F. CONTRACTOR

1. DATA ITEM NO. A004	2. TITLE OF DATA ITEM Integrated Master Schedule (IMS)			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81650			5. CONTRACT REFERENCE C SOW paragraph C.3.3	6. REQUIRING OFFICE MITS JPMO				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
YES	REQUIRED	Monthly	TBD		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT	a. ADDRESSEE	Draft	Final
			SUBMISSION			Reg	Repro
	NO	Award Date	TBD

16. REMARKS
The IMS shall be updated monthly. The revised IMS is due on the first Tuesday of the month. Issues and questions from the IMS draft report shall be discussed at a teleconference on the second Tuesday of the month. This teleconference may be the same as for the Contractor’s progress, Status and Management Report, A001. The IMS shall be structured to correlate with the Statement of Objectives (SOO). A final report, with incorporated changes, corrections, and minutes of the teleconference, are due within a week following the teleconference.

Address to: Joint Product Manager-Medical Identification Treatment Systems

                    (JPM-MITS)
                    64 Thomas Johnson Dr.

                    Frederick, MD 21702

				MITS/COR	2	3
See address in
block 16

				15. TOTAL	2	3	0
G. PREPARED BY E. J. Wagar MAJ, U.S. Army		H. DATE 27 NOV 2007	I. APPROVED BY		J. DATE NOV 27 2007

DD FORM 1423-1, FEB 2001                                                    PREVIOUS EDITION MAY BE USED.                                                         Page          of           Pages

                                                                                                                                                                                                                                 Adobe Professional 7.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing date sources, gathering and maintaining the date needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate {0704-0188}. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it do not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001AD		B. EXHIBIT A005	C. CATEGORY: TDP TM OTHER X
D. SYSTEM/ITEM Reports			E. CONTRACT/PR NO. W9113M-08-C-0028	F. CONTRACTOR

1. DATA ITEM NO. A005	2. TITLE OF DATA ITEM Contract Performance Report (CPR)			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81466A			5. CONTRACT REFERENCE C SOW paragraph C.4.4	6. REQUIRING OFFICE MITS JPMO				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
YES	REQUIRED	Monthly	TBD		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT	a. ADDRESSEE	Draft	Final
			SUBMISSION			Reg	Repro
	NO	Award Date	TBD

16. REMARKS

The CPR shall be submitted monthly. The CPR shall contain Formats 1-5 containing data for measuring Contractors’ cost and schedule performance. These reports shall be integrated with the CWBS (A003) and IMS (A004). A draft report is due on the first Tuesday of the month. Issues and questions from the draft report will be discussed at a teleconference to be conducted on the second Tuesday of the month. This teleconference may be the same as for the Contractor’s Progress, Status and management Report (A001). A final report, with incorporated changes, corrections, and minutes of the teleconference, are due within a week following the teleconference.

Address to: Joint Product Manager-Medical Identification Treatment Systems
                    (JPM-MITS)
                    64 Thomas Johnson Dr.

                    Frederick, MD 21702

				MITS/COR	2	3
See address in
block 16

				15. TOTAL	2	3	0
G. PREPARED BY E. J. Wagar MAJ, U.S. Army		H. DATE 27 NOV 2007	I. APPROVED BY		J. DATE NOV 27 2007

DD FORM 1423-1, FEB 2001                                                    PREVIOUS EDITION MAY BE USED.                                                         Page           of           Pages

                                                                                                                                                                                                                                 Adobe Professional 7.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing date sources, gathering and maintaining the date needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection at information if it down not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001AA, 0001AB		B. EXHIBIT A006	C. CATEGORY: TDP TM OTHER X
D. SYSTEM/ITEM Reports			E. CONTRACT/PR NO. W9113M-08-C-0028	F. CONTRACTOR

1. DATA ITEM NO. A006	2. TITLE OF DATA ITEM Regulatory Submission File			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquinition Document No.) DI-MGMT-81466A			5. CONTRACT REFERENCE C SOW paragraph C.3.1	6. REQUIRING OFFICE MITS JPMO				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
YES	REQUIRED	As Required	TBD		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT	a. ADDRESSEE	Draft	Final
			SUBMISSION			Reg	Repro
	No	Award Date	TBD

16. REMARKS
This data package shall contain copies of Investigational New Drug (IND) submissions, annual reports, New Drug Application (NDA) submissions, and other communications with the U.S. Food and drug Administration (FDA). The data package shall also contain all FDA-initiated correspondence, to include meeting minutes, requests for additional information, etc. The preferred format for these regulatory documents is electronic. The Contractor shall send copies of regulatory documents to the Government at the same time they are sent to the FDA. Copies of regulatory communications received from the FDA shall be sent within three to five working days of receipt.

Address to: Joint Product Manager-Medical Identification Treatment Systems
                    (JPM-MITS)
                    64 Thomas Johnson Dr.

                    Frederick, MD 21702

				MITS/COR	2	3

See address in
block 16

				15. TOTAL	2	3	0
G. PREPARED BY E. J. Wagar MAJ, U.S. Army		H. DATE 27 NOV 2007	I. APPROVED BY		J. DATE NOV 27 2007

DD FORM 1423-1, FEB 2001                                                    PREVIOUS EDITION MAY BE USED.                                                              Page           of           Pages

                                                                                                                                                                                                                                    Adobe Professional 7.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense. Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001AF		B. EXHIBIT A007	C. CATEGORY: TDP TM OTHER X
D. SYSTEM/ITEM Reports			E. CONTRACT/PR NO. W9113M-08-C-0028	F. CONTRACTOR

1. DATA ITEM NO. A007	2. TITLE OF DATA ITEM Technical Data Package (TDP)			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.)			5. CONTRACT REFERENCE C SOW paragraph C.3.4	6. REQUIRING OFFICE MITS JPMO				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
Yes	REQUIRED	One Time	TBD		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT	a. ADDRESSEE	Draft	Final
			SUBMISSION			Reg	Repro
	No	Award Date	TBD

16. REMARKS
The Government shall direct preparation of a Technical Data Package that includes all necessary documentation and data for the Government, or its designee, to continue the development or production of the product. At any time the product ceases to be marketed and is retired or in the event the Contractor defaults and fails to remedy said default before or after approval, the Contractor shall transfer the TDP to the Government or its designee. The Contractor shall also assist in the technical transfer as determined by the Government. The draft TDP shall be grammatically and typographically correct. The corrected TDP with recommended changes made, is due within ten working days after receipt of the Government’s comments.

Address to: Joint Product Manager-Medical Identification Treatment Systems
                    (JPM-MITS)
                    64 Thomas Johnson Dr.

                    Frederick, MD 21702

				MITS/COR	2	3
See address in
block 16

				15. TOTAL	2	3	0
G. PREPARED BY E. J. Wagar MAJ, U.S. Army		H. DATE 27 NOV 2007	I. APPROVED BY		J. DATE NOV 27 2007

DD FORM 1423-1, FEB 2001                                                    PREVIOUS EDITION MAY BE USED.                                                             Page          of           Pages

                                                                                                                                                                                                                                    Adobe Professional 7.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001AA, 0001AB		B. EXHIBIT A008	C. CATEGORY: TDP TM OTHER X
D. SYSTEM/ITEM Reports			E. CONTRACT/PR NO. W9113M-08-C-0028	F. CONTRACTOR

1. DATA ITEM NO. A008	2. TITLE OF DATA ITEM Interim Program Review MS PowerPoint Presentation			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.)			5. CONTRACT REFERENCE C SOW paragraph C.4.5	6. REQUIRING OFFICE MITS JPMO				18. ESTIMATED TOTAL PRICE
7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
Yes	REQUIRED	Quarterly	TBD		b. COPIES
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT	a. ADDRESSEE	Draft	Final
			SUBMISSION			Reg	Repro
	No	Award Date	TBD
16. REMARKS A draft Microsoft PowerPoint presentation shall be submitted to the Government by the Contractor or Subcontractor ten days prior to the quarterly Interim Program Review. This gives the Government the opportunity to review the slides and present any changes to be made prior to the review with JPM-MITS. Address to: Joint Product Manager-Medical Identification Treatment Systems (JPM-MITS) 64 Thomas Johnson Dr. Frederick, MD 21702				MITS/COR	2	3
See address in
block 16

				15. TOTAL	2	3	0
G. PREPARED BY E. J. Wagar MAJ, U.S. Army		H. DATE 27 NOV 2007	I. APPROVED BY		J. DATE NOV 27 2007

DD FORM 1423-1, FEB 2001                                                    PREVIOUS EDITION MAY BE USED.                                                             Page          of           Pages

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Attachment 1 W9113M-08-C-0028 Page 1 of 15

Solicitation Number: W9113M-07-R-0002

2.1                               Statement of Work (SOW)

Osiris Therapeutics, Inc. is a stem cell company manufacturing adult-derived human mesenchymal stem cells (hMSCs) intended for “off-the-shelf” therapeutic use to repair tissue damage and reduce tissue inflammation. The lead stem cell product, ProchymalTM, is currently being tested in two Phase III clinical trials to treat Gastrointestinal (GI) Diseases (Graft versus Host Disease (GvHD) and Crohn’s Disease). Both preclinical and clinical evidence suggest that ProchymalTM could be used to repair GI damage from Acute Radiation Syndrome (ARS) to restore the anatomic integrity and normal physiological functioning of the GI tract. Data suggest that ProchymalTM may impact overall survival because it is a cellular product that can repair tissue damage resulting from cell death, which is the hallmark of radiation exposure.

Osiris plans to develop a post-exposure Medical Radiation Countermeasure (MRC) that will increase survival and decrease incapacity of military forces so that these forces can maintain operational effectiveness within a contaminated area following radiation exposure, irrespective of radiation source. Osiris plans to develop the hMSCs product for treatment of GI-ARS through product approval/licensure with FDA and sell quantities of the MRC to the government sufficient to achieve the Initial Operating Capability (IOC).

Osiris has already met several of the work items listed in the Statement of Objectives. The work that has been completed has been included in this SOW for completeness; this completed work is indicated by italicized text.

INSERTED TEXT

A summary of Osiris’ progress in completing sections C.3.1 (CLIN 0001AA) and C.3.2 (CLIN 0001AB) of the Statement of Work is provided in the table below.

August 10, 2007

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2.1-1

Attachment 1 W9113M-08-C-0028 Page 2 of 15

Solicitation Number: W9113M-07-R-0002

INSERTED TABLE

Solicitation Number W9113M-07-R-0002 CLIN 0001AA	SOO Paragraph	SOO Element	Completion Date
	C.3.1	IND Submission	4Q 2007
	C.3.1.1	Development & Qualification of Small Scale GMP Manufacturing Process	COMPLETE
	C.3.1.2	Manufacture GMP MRC for Toxicology Studies & Clinical Trial	COMPLETE
	C.3.1.3	Develop Product Formulations Suitable for Humans	COMPLETE
	C.3.1.4	Develop & Validate Product Characterization & Lot Release Assays for Large-Scale Manufacturing Process	COMPLETE
	C.3.1.5	Conduct GLP Acute Toxicology Studies	COMPLETE
	C.3.1.6	Carry Out Efforts to Ensure Successful Submission of IND Application	4Q 2007
	C.3.1.7	Support Submission of EUA	2Q 2008
	C.3.1.8	Conduct Phase I Clinical Trial	COMPLETE
	C.3.1.9	Store Phase I Product for Two Years	COMPLETE
	C.3.1.10	Carry Out Stability Testing for Phase I Product	COMPLETE
CLIN 0001AB	SOO Paragraph	SOO Element	Completion Date
	C.3.2	Conduct Activities Leading to FDA Approval	3Q 2010
	C.3.2.1	Qualification and Validation of Large-Scale GMP Manufacturing Process	COMPLETE
	C.3.2.2	Demonstrate Lot Consistency for Large-Scale GMP Manufacturing Process	COMPLETE
	C.3.2.3	Refine Product Formulation and Develop Delivery System Suitable for Human Use	COMPLETE
	C.3.2.4	Develop & Validate Product Characterization & Lot Release Assays for Large-Scale Manufacturing Process	COMPLETE
	C.3.2.5	Active Pharmaceutical Ingredient Stability Testing (2yr Interim Report)	3Q 2009
	C.3.2.6	GMP Formulated Product Stability Testing for Shelf Life (2yr Interim Report)	3Q 2009
	C.3.2.7	Operational Storage / Military Scenario Stability Studies	4Q 2009
	C.3.2.8	Nonclinical Studies to Support BLA Submission	COMPLETE
	C.3.2.9	GLP Animal Efficacy Studies	2Q 2009
	C.3.2.10	GCP Phase II Safety Clinical Study	COMPLETE
	C.3.2.11	BLA Submission	1Q 2010
	C.3.2.12	Delivery of 1 TED of FDA-Approved MRC	4Q 2010

August 10, 2007

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

2.1-1a

Attachment 1 W9113M-08-C-0028 Page 3 of 15

Solicitation Number: W9113M-07-R-0002

Osiris shall be the sponsor and remain the sponsor for so long as the product is marketed for the gastrointestinal component of ARS (GI-ARS). If the product ceases to be marketed for GI-ARS and in the event that Osiris defaults and fails to remedy said default, the sponsorship shall be transferred to the government to include all data related to GI-ARS product development and manufacture, as follows: upon written request from the Contracting Officer, Osiris agrees to immediately request approval, in writing, from FDA to effectuate transfer of the Investigational New Drug (IND) application and/or New Drug Application (NDA) Biological License Application (BLA) to the Government or its designee, and Osiris agrees to use its best efforts in obtaining such approval, including but not limited to, the execution of any and all documents which are reasonably necessary to effectuate such a transfer. In the case of where Osiris would be required to transfer sponsorship to the government, the government shall only use the technology for GI-ARS and shall not use the technology for other indications. All such transfers of technical data that may be required under this paragraph will be in accordance with relevant Federal Acquisition Regulations and terms of the final contract.

Human Mesenchymal Stem Cell Manufacturing Process Description

Osiris is providing a description of the manufacturing process flow to provide a reference point for statements made about manufacturing, stability testing, and product release testing in this SOW.

Figure 2.1-1 is an overview of the ex vivo cultured hMSC manufacturing process. The flow starts with the BMA, continues with the production of the Drug Substance (Donor cell bank, DCB, in-process intermediate), and ends with the generation of the Medicinal Product (Product dose, PD) shipped for use in clinical trials. The DCB is an in-process intermediate and a major in-process control for the overall manufacturing

August 10, 2007

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2.1-1b

Attachment 1 W9113M-08-C-0028 Page 4 of 15

Solicitation Number: W9113M-07-R-0002

Figure 2.1-1. Overall Schematic of the Ex Vivo Cultured hMSC Manufacturing Process

process for making the PD. One single BMA can generate numerous PD lots. Please note that this is a representative diagram that does not reflect the actual number of DCBs and PDs generated during the manufacturing process.

1.              Donor Cell Bank, DCB - The DCB is a process intermediate of cryopreserved, partially expanded hMSCs, representing the first two cell passages (P0→P1, P1→P2). The DCB is used as the starting material for Product Dose.

2.              Product Dose, PD — The PD is the final packaged product, representing the three cell passages (P2→P3, P3→P4, P4→P5). The PD is ultimately released for distribution and use in clinical trials.

C.3.         Contract Objectives

C.3.1.     Investigational New Drug (IND)

Osiris shall provide all labor and materials to prepare and submit an IND for ARS. Osiris shall submit copies of regulatory documents to the government in accordance with CDRL A006.

Osiris has completed several INDs demonstrating a strong safety profile. These INDs will be used to support the IND for ARS. The IND designation and current clinical status for each investigational agent that supports the IND for ARS is given in Figure 2.1-2.

Prochymal™ is the product that is intended for use in treating ARS. The Prochymal™ formulation is identical to that of the development-stage Osiris product Provacel™. Both are intended for IV delivery. The current cryopreserved Chondrogen™ formulation is also identical to Prochymal™. However, further processing steps are required prior to Chondrogen™ use, and the agent is injected directly into the knee joint.

August 10, 2007

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

2.1-2

Attachment 1 W9113M-08-C-0028 Page 5 of 15

Solicitation Number: W9113M-07-R-0002

Product Name	IND Number	Disease Category	Indication	Clinical Status
Prochymal™	BB-IND-7939	Immune	grade II-IV acute GvHD	Phase II completed
Prochymal™	BB-IND-7939	Immune	treatment refractory acute GvHD	Phase II completed
Prochymal™	BB-IND-7939	Immune	steroid refractory acute GvHD	Phase III initiated
Prochymal™	BB-IND-12770	Immune	Crohn’s Disease	Phase II completed
Provacel™	BB-IND-10419	Cardiovascular	myocardial infarction	Phase I completed
Chondrogen™	BB-IND-10441	Orthopedics	meniscal repair (knee)	Phase I/II completed
OMR-025

Figure 2.1-2. ProchymalTM’s advanced regulatory approval status reduce the risk fo approval for its us in ARS

Osiris is far along in the clinical development of ProchymalTM with the completion of three Phase II human trials. Pivotal ARS animal trials following the animal rule are all that remain before product approval, as shown in Figure 2.1-3.

C.3.1.1.                              Conduct Small Scale Manufacturing for cGMP MRC

Osiris has completed small-scale process development and qualification for Prochymal™ and currently manufactures Prochymal™ for clinical trials in three cGMP compliant manufacturing facilities. This is the same product that would be used for treating radiation exposure.

The manufacturing process for ex vivo cultured hMSCs has been designed and implemented in a manner consistent with International Conference on Harmonization (ICH) and Food and Drug Administration (FDA)’s regulatory guidelines. Specific considerations are given to cGMP regulations (21 CFR Part 210 and 211) and practicing aseptic techniques as defined in Guidance for Industry: Sterile Drug Products Produced by Aseptic Processing - cGMPs. For the manipulation of human-derived tissue material, consideration is given to FDA policies on human-derived products: 21 CFR 1271 Human Cells, Tissues, and Cellular and Tissue Based Products and Guidance for the Submission of Chemistry, Manufacturing and Controls Information and Establishment Description for Autologous Somatic Cell Therapy Products (US Federal Register Docket No. 95N-0200).

CHANGE

“Rats” to “Small Animal”

Figure 2.1-3. Osiris has completed the clinical development objectives for this contract through Phase II human trials. Pivotal minimal efficacy studies are all that remain for FDA approval

August 10, 2007

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2.1-3

Attachment 1 W9113M-08-C-0028 Page 6 of 15

Solicitation Number: W9113M-07-R-0002

C.3.1.2.                              Manufacture cGMP for Nonclinical Toxicology and Phase I

Osiris has completed the Phase I clinical trial that shall be used to support the ARS IND (see section C.3.1.8) Osiris has completed non-clinical toxicology studies that shall be used to support the ARS IND (see section C.3.1.5).

C.3.1.3.                              Develop Product Formulations Suitable for Administration in Humans

Osiris has completed development of a product formulation that is suitable for administration in humans and a delivery system that is suitable for military use. The final product formulation contains 100 x 10(6) viable hMSCs plus the following excipients: HSA, DMSO and PlasmaLyte-A®. These excipients are required to maintain stable, viable cells through the freezing and thawing process. DMSO is a cryopreservative to assist in freezing. HSA is protein that acts a cellular stabilizer and provides protection from shearing forces in agitated cell culture systems. PlasmaLyte-A® is an electrolyte solution that acts as the diluent. All of the excipients are compatible with the hMSCs. There are no novel excipients in the formulation.

At the final stage of production, the product is filled into bags and cryopreserved at the manufacturing facility. The product is then shipped to the clinical site where it is stored, thawed, diluted and administered intravenously.

Osiris shall continue product development efforts towards achieving ease of administration in an operational military environment (see section C.3.2.3).

C.3.1.4.                              Develop and Validate Analytical Assays For Small-Scale Lot Release

Osiris has completed development and validation of analytical assays for cGMP compliant product characterization and lot release. The lot release specifications were established in cooperation with FDA. The lot release specs are currently being used to release product for a Phase III clinical trial to treat  GvHD. Lot release is performed on the in-process intermediate (Donor Cell Bank, DCB) and on the final product (Product Dose, PD). The lot release specs for DCB include tests for cell phenotype, potency, appearance, viruses, cell line species identity, karotyping, sterility, endotoxin and mycoplasma. The lot release specs for PD include tests for viability, cell phenotype, potency, appearance, sterility, endotoxin, and mycoplasma.

INSERTED TEXT

Osiris believes that the current potency assay used for product release of Prochymal™ for the treatment of GvHD is also relevant for use as a release assay for Prochymal™ for the treatment of ARS. Osiris will discuss the the utility of the TNFR release assay for product release for the ARS indication with FDA. In the event that FDA requires an alternate assay, Osiris will proceed with development of an ARS-specific release assay accordingly. For product release of animal MSCs for use in preclinical studies, Osiris will develop a corresponding assay targeting the analog molecular marker.

August 10, 2007

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

2.1-4

Attachment 1 W9113M-08-C-0028 Page 7 of 15

Solicitation Number: W9113M-07-R-0002

C.3.1.5.                              Conduct Appropriate Nonclinical GLP Acute Toxicology Studies

Osiris has completed a GLP acute toxicology study to support ProchymalTM. This study was reviewed and verbally approved by FDA and shall support the BLA filing for ProchymalTM for ARS.

C.3.1.6.                              Perform Efforts to Ensure the Successful Submission of an IND

Osiris shall perform the necessary and appropriate efforts to assure the successful submission of an IND for ARS.

C.3.1.7.                              Support the Submission of an EUA with of Letters of Cross-Reference

Osiris shall support the submission of an EUA by preparation of letters that cross-reference the IND file and/or other regulatory documentation.

August 10, 2007

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

2.1-4a

Attachment 1 W9113M-08-C-0028 Page 8 of 15

Solicitation Number: W9113M-07-R-0002

C.3.1.8.                              Conduct Phase I Clinical Study in Accordance with FDA GCP

Osiris has completed a Phase I dose escalation clinical safety study in a relevant human subject population in accordance with FDA Good Clinical Practices (GCP). This was Osiris Protocol 401. Osiris Protocol 401 was a safety study testing hMSC treatment for people who had suffered an acute myocardial infarction (AMI). This Phase I study shall be used to support pivotal animal trials for ProchymalTM-ARS. To date, Osiris has completed several clinical trials for IV administration of hMSCs and is currently conducting a Phase III clinical trial for treating  GvHD (see Figure 2.1-2). IRB approval was necessary at all institutions that participated in the clinical trials.

INSERTED TEXT

Osiris believes the current safety profile for Prochymal™ will support a BLA filing for the use of Prochymal™ as an ARS therapy. However, Osiris will arrange a Type B meeting with FDA to confirm the sufficiency of current human safety data for an ARS BLA.

C.3.1.9.                              Store Phase 1 Product for Two Years Following Clinical Trial

INSERTED TEXT

Osiris shall store Phase I product under cGMP-controlled conditions for two years following the clinical trial. Osiris has stored Phase I product under cGMP-controlled conditions from a Phase I safety study completed in October 2001(Protocol 201).

Osiris’ most recent Phase I safety study (Protocol 401) was completed in May 2006. Osiris shall store this product until May 2008.

C.3.1.10.                       Perform an ICH-Compliant Stability Testing Program

Osiris shall perform an ICH-compliant stability program on ProchymalTM. The stability program is currently being reviewed by FDA and is planned to capture stability data for 30 months.

C.3.2.                                        Conduct Activities Leading to FDA Approval of the Product

INSERTED TEXT

Osiris shall conduct activities to lead to FDA approval of ProchymalTM for ARS. Osiris plans to file for approval under the animal rule. However, data collected in GLP animal studies will be supplemented with human data obtained in a Phase II clinical trial to evaluate the safety and efficacy of Prochymal™ therapy for the treatment of radiation-induced enteropathy.

August 10, 2007

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

2.1-5

Attachment 1 W9113M-08-C-0028 Page 9 of 15

Solicitation Number: W9113M-07-R-0002

C.3.2.1.                              Scale-up Manufacturing Processes

Osiris shall scale-up the manufacturing process to achieve a cGMP compliant large-scale manufacturing process. Osiris is currently scaling-up ProchymalTM production to meet clinical trial demands. In order to meet clinical trial demands, and in preparation for eventual product marketing, Osiris has contracted outside manufacturing facilities to manufacture ProchymalTM. More manufacturing facilities shall be contracted if necessary to produce product for this contract. Osiris shall conduct product comparability studies to demonstrate cGMP-compliant product comparability between contract manufacturers.

Presently, MSC manufacturing takes place at the following three GMP compliant manufacturing facilities.

1.              Osiris Therapeutics, Inc.
2001 Aliceanna Street,
Baltimore, MD 21231

2.              Lonza Bioscience
8830 Biggs Ford Road
Walkersville, MD 21793

3.              AppTec
4751 League Island Blvd.
Philadelphia, PA 19112

August 10, 2007

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

2.1-5a

Attachment 1 W9113M-08-C-0028 Page 10 of 15

Solicitation Number: W9113M-07-R-0002

FDA granted Osiris comparability approval for product manufactured at Osiris and at Lonza Bioscience.

Osiris shall conduct qualification and validation studies of the manufacturing process. These studies are currently underway to support licensure of ProchymalTM- GvHD. The same manufacturing process shall be used for ProchymalTM-ARS.

C.3.2.2.                              Manufacture cGMP Product Suitable for Expanded Nonclinical Safety Studies, Definitive Animal Efficacy Studies, and Phase II Clinical Trials

Osiris has completed non-clinical safety and toxicology studies. FDA has reviewed these studies and has deemed them acceptable for supporting a BLA filing for ProchymalTM-GvHD.

Osiris shall contract out cell production for definitive animal efficacy studies.

Osiris has completed Phase II clinical trials that support the safety profile for ProchymalTM.

Osiris has completed an FDA approved comparability study on consistency lots, which demonstrated comparability between Osiris and Lonza Bioscience cGMP manufactured product.

Osiris shall cooperate with the FDA Pre-Approval Inspection as required for product approval.

C.3.2.3.                              Refine and Select a Final Product Formulation Suitable for Military Use

Osiris has completed development of a product formulation that is suitable for administration in humans and a delivery system that is suitable for military use (see section C.3.1.3).

For the military setting, we foresee a scenario where the product would be stored in liquid nitrogen freezers at a secure location anywhere in the world. If a radiological situation were to occur, the product could be shipped to the treatment location. At the treatment location, the product could be thawed, diluted with an electrolyte solution using a syringe, and administered intravenously. There is no need for working in a sterile environment and there is no necessity for hospital beds. The bags of cells would just have to be thawed, spiked, diluted, and hung for intravenous delivery.

INSERTED TEXT

Osiris shall continue development efforts for improving product storage and delivery techniques. These activities will include studies to support alternate packaging and storage conditions appropriate for the military setting.

Study Cell Delivery Technique

Osiris shall test new techniques for transferring the product from the thawed product bag into the IV bag with minimal manipulation.

C.3.2.4.                              Develop and Validate Analytical Assays for Large-Scale Lot Release

Osiris has completed development and validation of analytical assays for cGMP compliant product characterization and lot release. The lot release specifications were established in cooperation with FDA. The lot release specs are currently being used to release product for a Phase III clinical trial to treat  GvHD (see section C.3.1.4).

Lot release specifications shall be updated if required by FDA for the scale-up manufacturing process.

August 10, 2007

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

2.1-6

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Solicitation Number: W9113M-07-R-0002

C.3.2.5.                              Perform an ICH-Compliant Stability Testing Program on Bulk API

Osiris shall perform an ICH-compliant stability testing program on bulk API. The active pharmaceutical ingredient (API) for ProchymalTM manufacturing is termed the Donor Cell Bank (DCB). An ICH-compliant stability protocol for DCB is currently under review with FDA.

Preliminary data from a development study suggest that DCB is stable for a minimum of 35 months under the storage conditions of < -135°C.

C.3.2.6.                              Perform an ICH-Compliant Testing Program on Formulated Product

Osiris shall perform an ICH-compliant stability testing program on the cGMP formulated product from consistency lots produced from initial large-scale manufacturing to establish a shelf life for the product. The formulated medicinal product is termed Product Dose (PD). An ICH-compliant stability protocol for PD consistency lots is currently under review with FDA

Preliminary data from a development study suggest that the PD is stable for at least 18 months under the storage conditions of < -135°C.

C.3.2.7.                              Stability Testing to Establish Operational Storage and Distribution Temperature Ranges and Extremes

Osiris shall conduct stability testing to establish operational storage and distribution ranges as well as temperature extremes. One major benefit of ProchymalTM is that it can be administered several days after radiation exposure, and therefore does not need to be carried on the warfighter. The product can be shipped anywhere in the world within this dosing window. The product cannot be carried on the warfighter because it needs to be stored at ultra-low temperatures. Osiris suggests storing the product in remote liquid nitrogen freezers until a radiological incident occurs. When a radiation exposure occurs, the product would just need to be removed from remote liquid nitrogen freezers and shipped to arrive on site as soon as possible. Osiris requests assistance from the military in determining the optimal logistical plan for shipping the product following a radiological incident.

With the current envisioned logistical scenario in mind, Osiris shall perform studies to establish operational storage and distribution temperature ranges, as well as temperature extremes expected for use in the field.

Study 1. Shipping Stability

Osiris shall test product stability in shipping containers at temperature extremes.

Study 2. Product Stability After Thaw

Osiris shall test post thaw product stability at temperature extremes that are possible in a military setting.

C.3.2.8.                              Conduct Appropriate Nonclinical Studies in Accordance with GLP Regulations and Guidelines to Support Submission of a BLA/NDA

Osiris has completed appropriate nonclinical studies in accordance with GLP regulations and guidelines to support submission of a BLA for ProchymalTM- GvHD. This nonclinical package shall be used for ProchymalTM-ARS.

August 10, 2007

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

2.1-7

Attachment 1 W9113M-08-C-0028 Page 12 of 15

Solicitation Number: W9113M-07-R-0002

On February 21st 2007, FDA agreed that the package of preclinical studies submitted and underway was appropriate to support BLA for ProchymalTM-GvHD. The package of studies included acute infusional toxicity, cardiovascular safety, pulmonary safety, immunological study, ectopic foci formation, and biodistribution.

A technical hurdle exists for PK and absorption, distribution, metabolism, and excretion (ADME) studies for cell therapies. There is currently no good cell tracking technique. This topic has been addressed with FDA. Osiris’ clinical and non-clinical studies shall support the submission of a BLA.

C.3.2.9.                              Conduct Necessary Definitive Efficacy Studies in Relevant Animal Models in Accordance with GLP Regulations and Guidelines

Osiris shall perform efficacy studies in relevant animal models in accordance with GLP regulations and guidelines. Osiris shall discuss these studies with FDA for product approval under the animal rule.

REPLACED TEXT

“Rats” to “small animal”, studies include tissue repair.

Osiris shall perform the following studies:

1.              Small animal studies using total body irradiation to evaluate survival and tissue repair in Prochymal™-treated and control subjects. GI data shall be analyzed.

2.              Non-human primate survival study using total body irradiation. GI data shall be analyzed.

3.              Non-human primate GI-efficacy study using targeted abdominal irradiation. This study shall only be conducted if targeted abdominal irradiation is needed for FDA approval.

C.3.2.10.                       Conduct a Phase II Expanded Safety Clinical Study in a Relevant Human Subject Population in Accordance with GCP

Osiris has completed two Phase II studies in relevant human subject populations in accordance with cGCP. The human subjects in these trials were people with GI damage resulting from  GvHD. The damage to the intestinal mucosa from  GvHD and irradiation is the same. IRB approval was obtained at all clinical sites involved in these clinical trials.

INSERTED TEXT

To further supplement data collected under the Animal Rule, Osiris will conduct a Phase II clinical study to explore the safety and efficacy of Prochymal™ therapy for treating normal tissue damage in the GI tract in patients that have received radiotherapy.  This development strategy will mitigate risks associated with product approval under the Animal Rule. FDA representatives have recently commented publicly that, for products evaluated under the Animal Rule, supplementation of animal data with human data collected in clinical trials would be considered “highly valued”.

C.3.2.11.                       Submit a NDA/BLA for FDA Review

Osiris shall prepare and submit a BLA for FDA review for treating ARS. Osiris has completed a Pre-IND meeting with FDA on February 26th to discuss an ARS IND.

Osiris shall prepare and submit responses to requests for additional information from FDA during the review process.

August 10, 2007

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

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Solicitation Number: W9113M-07-R-0002

C.3.2.12.                       Deliver One Dose of the FDA-Approved MRC to the Government

Osiris shall deliver a minimum of one dose of the FDA approved countermeasure as part of CLIN 00001.

C.3.3.                                        Prepare a SOW, IMS, CWBS, CWBS Dictionary, and Integrated Risk Management Plan

Osiris shall submit a SOW, IMS (CDRL A004), CWBS (CDRL A003), CWBS dictionary and Integrated Risk Management Plan for the proposal that encompasses the entire scope of the project. The IMS and CWBS shall be updated monthly. The CWBS elements shall define the complete scope of the contract to a breadth and depth necessary to describe the proposed effort to a minimum of Level 4.

August 10, 2007

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

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Attachment 1 W9113M-08-C-0028 Page 14 of 15

Solicitation Number: W9113M-07-R-0002

C.3.4.                                        Prepare a Technical Data Package (TDP)

Osiris shall prepare a TDP (CDRL A007) solely for the use of ProchymalTM to treat Acute Radiation Syndrome. This TDP shall include technical information pertaining to the manufacture, safety, and known efficacy of ProchymalTM for the sole purpose of treating complications from Acute Radiation Syndrome.

C.3.5.                                        Option: Prepare and Deliver a DMF

Osiris has completed a Master File with FDA for the ex vivo manufacture of human mesenchymal stem cells (MF-13146).

C.3.6.                                        Option: Produce 50,000 — 500,000 Troop Equivalent Doses (TED) of the MRC

If the option is exercised by the government, Osiris shall produce no fewer that 50,000 and not to exceed 500,000 Troop Equivalent Doses (TED) of the MRC and shall deliver product to the government as directed.

C.4.                                                  General

C.4.1.                                        Provide the Necessary Qualified Personnel, Facilities, Equipment, Supplies, Services, Subcontractors and Related Administrative and Information Technology Support

Osiris shall provide the necessary qualified personnel, facilities, equipment, supplies, services, subcontractors, and related administrative information technology support to accomplish the objectives.

C.4.2.                                        Allow Access to Records Files and Other Data for FDA and/or MITS JPMO Audit

Osiris shall allow access to records, files, and other data derived from this work for the purposes of audit by the FDA and/or by MITS JPMO or its designees.

C.4.3.                                        Allow the Government or its Designee to Audit the Contractor and/or its Subcontractor for Regulatory Compliance and Quality Assurance Purposes

Osiris shall allow the Government or its designee to audit Osiris and/or its subcontractors for regulatory compliance and quality assurance purposes.

C.4.4.                                        Provide Monthly Contractor’s Progress, Status and Management Reports

Osiris shall provide monthly Progress, Status, and Management Reports (CDRL A001) that describe progress made within the period, summarize projected vs. actual progress, report costs, and inform the government of existing or potential problem areas. Invoices shall be submitted during the report month. Osiris shall submit a monthly Contract Performance Report (CPR) in accordance with CDRL A005.

C.4.5.                                        Provide Quarterly Contract Funds Status Reports Using DD Form 1568

Osiris shall provide quarterly Contract Funds Status Reports using DD form 1568. Osiris shall participate in a periodic teleconference in accordance with CDRL A002. Osiris shall submit a MS PowerPoint presentation for quarterly Interim Program Reviews in accordance with CDRL A008.

August 10, 2007

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

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Solicitation Number: W9113M-07-R-0002

C.4.6.                                        Utilize an Earned Value Management (EVM) System Complying With The Criteria Provided in the American National Standards Institute/Electronic Industries Alliance (ANSI/EIA) Standard 748

Osiris shall use an Earned Value Management System (EVMS) recognized by the Administrative Contracting Officer (ACO) as complying with the criteria provided in American National Standards Institute (ANSI)/Electronic Industries Alliance (EIA) EVMS standard (ANSI/EIA-748), DoD 5000.2-R, Mandatory Procedures for Major Defense Acquisition Program (MDAPs) and Major Automated Information System (MAIS) Acquisition programs (DFARS 252.242-7001 and DFARS 252.242-7002) as well as the policy letter, “Revision to DoD Earned Value Management Policy” dated March 7, 2005.

Osiris shall hold an Integrated Baseline Review (IBR) to assess the realism and accuracy of the integrated performance measurement baseline. The IBR shall be initiated no later than 6 months from the contract award, the exercise of significant contract options, and the incorporation of major modifications or as otherwise agreed upon. Osiris shall provide monthly EVM reports.

C.4.7.                                        Provide a Summary Report of Events That Will Cause More Than a Two Week Delay in Schedule or an Increase in Cost Estimate At Completion

Osiris shall provide a Summary Report within three working days of events that will cause more than a two-week delay in schedule, or an increase in cost Estimate at Completion.

C.4.8.                                        Participate in Teleconference as Needed

Osiris shall participate in teleconference with the government when needed. Osiris shall provide minutes of the teleconferences within one week.

C.4.9.                                        Employ an Automate Information System (AIS)

Osiris shall employ an automated information system (AIS) in accordance with electronic common technical document (eCTD) and ICH guidance for electronic data submissions to FDA.

Osiris currently submits all documents to FDA electronically through the secure electronic submission gateway.

Osiris shall allow MITS JPMO read only remote access via Osiris’ AIS to clinical and non-clinical data pertaining to ARS following quality assurance review and acceptance.

C.4.10.                                 Report All Contractor Manpower (Including Subcontractor Manpower) Required for Performance of this Contract

Osiris shall report all contract manpower (including subcontractor manpower) required for performance of this contract. Osiris shall completely fill in information using the Army data collection site at (URL: https://contractormanpower.army.pentagon.mil).

Osiris shall provide estimated total cost (if any) incurred to comply within this reporting requirement. The reporting period will be the period of performance not to exceed twelve months ending September 30 of the Government’s Fiscal Year and must be reported by October 31 of each subsequent Fiscal Year.

August 10, 2007

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

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